EXHIBIT 99

                                 LEHMAN BROTHERS

                               DERIVED INFORMATION


                            $170,000,000 Certificates


                      SOUTHERN PACIFIC SECURED ASSETS CORP.

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-2

                     Southern Pacific Funding Corp. (Seller)
                  ADVANTA Mortgage Corp. USA (Master Servicer)

- --------------------------------------------------------------------------------

 THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND
    SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE
   FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS
AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
 SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY
   MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN
  AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
 BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER
    MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO
REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF
     THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE
     SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN
                            THE OFFERING DOCUMENT).

SECURITIES OFFERED:



TO MATURITY:

                                                                           Estimated
                                                  Approx.    Estimated     Principal   Expected     Stated
  Securities     Approx.      Group               Expected   WAL/Mod.      Pmt.        Final        Final
    (1) (2)      Size         No.    Benchmark    Price      DUR (yrs)     Window      Maturity     Maturity
============================================================================================================
Class A- 1       75,000,000    I     1 mo LIBOR   100.00%     3.88/3.18    233 months   10/25/15    8/25/27
Class A- 2       36,890,000    II      1 Yr Tsy   99.992%     1.08/1.01     25 months   6/25/98    10/25/16
Class A- 3       27,110,000    II      3 Yr Tsy   99.975%     3.08/2.67     28 months   9/25/00     6/25/22
Class A- 4       12,280,000    II      5 Yr Tsy   99.964%     5.20/4.17     24 months   8/25/02     3/25/24
Class A- 5        9,280,000    II      7 Yr Tsy   99.977%     7.30/5.39     30 months   1/25/05     4/25/25
Class A- 6        9,440,000    II     10 Yr Tsy   99.936%     11.62/7.27   126 months   6/25/15     8/25/27


TO 10% CALL:

                                                                           Estimated
                                                 Approx.     Estimated     Principal    Expected   Stated
  Securities     Approx.      Group              Expected    WAL/Mod.      Pmt.         Final      Final
   (1) (2)       Size         No.    Benchmark   Price       DUR (yrs)     Window       Maturity   Maturity
===========================================================================================================
Class A- 1       75,000,000    I     1 mo LIBOR 100.00%      3.59/3.03    108 months    5/25/05     8/25/27
Class A- 2       36,890,000   II     1 Yr Tsy    99.992%     1.08/1.01     25 months    6/25/98    10/25/16
Class A- 3       27,110,000   II     3 Yr Tsy    99.975%     3.08/2.67     28 months    9/25/00     6/25/22
Class A- 4       12,280,000   II     5 Yr Tsy    99.964%     5.20/4.17     24 months    8/25/02     3/25/24
Class A- 5        9,280,000   II     5 Yr Tsy    99.977%     7.30/5.39     30 months    1/25/05     4/25/25
Class A- 6        9,440,000   II    10 Yr Tsy    99.936%     8.97/6.21      5 months    5/25/05     8/25/27


    (1)  ALL SECURITIES ARE RATED AAA/AAA BY MOODY'S / S&P.

    (2)PREPAYMENTS ARE SIZED AT 115% OF THE PREPAYMENT ASSUMPTION. A 100% PREPAYMENT ASSUMPTION ASSUMES THAT PREPAYMENTS RISE FROM 4% CPR IN MONTH 1 BY 1.45% CPR EACH MONTH TO 20% CPR IN MONTH 12, AND REMAIN AT 20% CPR THEREAFTER.

- --------------------------------------------------------------------------------

 THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND
    SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE
   FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS
AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
 SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY
   MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN
  AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
 BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER
    MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO
REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF
     THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE
     SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN
                            THE OFFERING DOCUMENT).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I CERTIFICATES

TO MATURITY
% of Prepayment Assumption             50.0%            75.0%            100.0%          115.0%           150.0%            200.0%
Implied Seasoned CPR                   10.0%            15.0%            20.0%            23.0%            30.0%            40.0%

CLASS A-1
Avg. Life (yrs)                         8.06             5.78             4.43            3.88             2.90              2.23
Mod Duration (yrs)                      5.59             4.35             3.54            3.18             2.56              1.99
Window (begin-end) (mths)             1 - 347          1 - 316          1 - 264          1 - 233          1 - 178          1 - 128
Expected Final Maturity               4/25/25          9/25/22          5/25/18         10/25/15          3/25/11          1/25/07
Yield @ 100.000%                        5.85             5.86             5.86            5.86             5.86              5.87



TO 10% CLEANUP CALL
% OF PREPAYMENT ASSUMPTION                        50.0%           75.0%         100.0%         115.0%         150.0%         200.0%
Implied Seasoned CPR                              10.0%           15.0%          20.0%         23.0%          30.0%          40.0%

CLASS A-1
Avg. Life (yrs)                                   7.65            5.37           4.10           3.59           2.77           2.08
Mod Duration (yrs)                                5.48            4.20           3.39           3.03           2.43           1.89
Window (begin-end) (mths)                        1 - 227         1 - 163        1 - 124       1 - 108         1 - 82         1 - 60
Expected Final Maturity                          4/25/15        12/25/09        9/25/06       5/25/05        3/25/03        5/25/01
Yield @ 100.000%                                  5.85            5.85           5.85           5.85           5.85           5.85



- --------------------------------------------------------------------------------

 THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND
    SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE
   FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS
AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
 SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY
   MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN
  AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
 BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER
    MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO
REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF
     THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE
     SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN
                            THE OFFERING DOCUMENT).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS
GROUP II CERTIFICATES

TO MATURITY
% of Prepayment Assumption                        50.0%           75.0%         100.0%         115.0%         150.0%         200.0%
Implied Seasoned CPR                              10.0%           15.0%          20.0%         23.0%          30.0%          40.0%

CLASS A-2
Avg. Life (yrs)                                   2.09            1.51           1.21           1.08           0.89           0.72
Mod Duration (yrs)                                1.86            1.38           1.11           1.01           0.83           0.68
Window (begin-end) (mths)                        1 - 52          1 - 37         1 - 28         1 - 25         1 - 20         1 - 15
Expected Final Maturity                          9/25/00         6/25/99        9/25/98       6/25/98        1/25/98        8/25/97
Yield @ 99.992%                                   6.58            6.49           6.41           6.37           6.37           6.15

CLASS A-3
Avg. Life (yrs)                                   6.68            4.62           3.52           3.08           2.39           1.80
Mod Duration (yrs)                                5.12            3.80           3.01           2.67           2.12           1.63
Window (begin-end) (mths)                       52 - 114         37 - 79        28 - 60       25 - 52        20 - 40        15 - 29
Expected Final Maturity                         11/25/05        12/25/02        5/25/01       9/25/00        9/25/99        10/25/98
Yield @ 99.975%                                   7.06            7.03           7.00           6.98           6.94           6.87

CLASS A-4
Avg. Life (yrs)                                   11.29           7.90           5.98           5.20           3.96           2.91
Mod Duration (yrs)                                7.40            5.78           4.67           4.17           3.32           2.53
Window (begin-end) (mths)                       114 - 160       79 - 113        60 - 86       52 - 75        40 - 57        29 - 41
Expected Final Maturity                          9/25/09        10/25/05        7/25/03       8/25/02        2/25/01        10/25/99
Yield @ 99.964%                                   7.44            7.42           7.40           7.39           7.36           7.32

CLASS A-5
Avg. Life (yrs)                                   15.50           11.05          8.40           7.30           5.53           4.02
Mod Duration (yrs)                                8.75            7.19           5.97           5.39           4.35           3.34
Window (begin-end) (mths)                       160 - 219       113 - 157      86 - 120       75 - 104       57 - 79        41 - 57
Expected Final Maturity                          8/25/14         6/25/09        5/25/06       1/25/05        12/25/02       2/25/01
Yield @ 99.977%                                   7.75            7.73           7.72           7.71           7.69           7.65

CLASS A-6
Avg. Life (yrs)                                   22.59           17.18          13.31         11.62           8.81           6.36
Mod Duration (yrs)                                10.15           9.00           7.87           7.27           6.07           4.79
Window (begin-end) (mths)                       219 - 347       157 - 313      120 - 259     104 - 229       79 - 174       57 - 126
Expected Final Maturity                          4/25/25         6/25/22       12/25/17       6/25/15        11/25/10       11/25/06
Yield @ 99.936%                                   7.97            7.97           7.96           7.95           7.94           7.92



- --------------------------------------------------------------------------------

 THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND
    SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE
   FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS
AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
 SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY
   MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN
  AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
 BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER
    MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO
REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF
     THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE
     SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN
                            THE OFFERING DOCUMENT).

                                            PROJECTED PERFORMANCE
                                     UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP II CERTIFICATES

TO 10% CLEAN-UP CALL
% of Prepayment Assumption                        50.0%           75.0%         100.0%         115.0%         150.0%         200.0%
Implied Seasoned CPR                              10.0%           15.0%          20.0%         23.0%          30.0%          40.0%

CLASS A-2
Avg. Life (yrs)                                   2.09            1.51           1.21           1.08           0.89           0.72
Mod Duration (yrs)                                1.86            1.38           1.11           1.01           0.83           0.68
Window (begin-end) (mths)                        1 - 52          1 - 37         1 - 28         1 - 25         1 - 20         1 - 15
Expected Final Maturity                          9/25/00         6/25/99        9/25/98       6/25/98        1/25/98        8/25/97
Yield @ 99.992%                                   6.58            6.49           6.41           6.37           6.27           6.15

CLASS A-3
Avg. Life (yrs)                                   6.68            4.62           3.52           3.08           2.39           1.80
Mod Duration (yrs)                                5.12            3.80           3.01           2.67           2.12           1.63
Window (begin-end) (mths)                       52 - 114         37 - 79        28 - 60       25 - 52        20 - 40        15 - 29
Expected Final Maturity                         11/25/05        12/25/02        5/25/01       9/25/00        9/25/99        10/25/98
Yield @ 99.975%                                   7.06            7.03           7.00           6.98           6.94           6.87

CLASS A-4
Avg. Life (yrs)                                   11.29           7.90           5.98           5.20           3.96           2.91
Mod Duration (yrs)                                7.40            5.78           4.67           4.17           3.32           2.53
Window (begin-end) (mths)                       114 - 160       79 - 113        60 - 86       52 - 75        40 - 57        29 - 41
Expected Final Maturity                          9/25/09        10/25/05        7/25/03       8/25/02        2/25/01        10/25/99
Yield @ 99.964%                                   7.44            7.42           7.40           7.39           7.36           7.32

CLASS A-5
Avg. Life (yrs)                                   15.50           11.05          8.40           7.30           5.53           4.02
Mod Duration (yrs)                                8.75            7.19           5.97           5.39           4.35           3.34
Window (begin-end) (mths)                       160 - 219       113 - 157      86 - 120       75 - 104       57 - 79        41 - 57
Expected Final Maturity                          8/25/14         6/25/09        5/25/06       1/25/05        12/25/02       2/25/01
Yield @ 99.977%                                   7.75            7.73           7.72           7.71           7.69           7.65

CLASS A-6
Avg. Life (yrs)                                   18.87           13.54          10.30          8.97           6.81           4.97
Mod Duration (yrs)                                9.50            8.04           6.81           6.21           5.08           3.97
Window (begin-end) (mths)                       219 - 227       157 - 163      120 - 124     104 - 108       79 - 82         57-60
Expected Final Maturity                          4/25/15        12/25/09        9/25/05       5/25/05        3/25/03        5/25/01
Yield @ 99.936%                                   7.97            7.96           7.95           7.94           7.93           7.90



- --------------------------------------------------------------------------------

 THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND
    SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE
   FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS
AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
 SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY
   MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN
  AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
 BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER
    MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO
REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF
     THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE
     SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN
                            THE OFFERING DOCUMENT).

COLLATERAL SUMMARY

Collateral statistics for the Group I Initial Mortgage Loans are listed below as of the CUT-OFF DATE.

                                  GROUP I LOANS

TOTAL NUMBER OF LOANS                                           322
TOTAL OUTSTANDING LOAN BALANCE                       $54,789,721.74
LEVEL PAY (% OF TOTAL)                                       100.0%
BALLOON (% OF TOTAL)                                           0.0%
AVERAGE LOAN PRINCIPAL BALANCE                          $170,154.42
WEIGHTED AVERAGE COUPON                                       9.47%
WEIGHTED AVERAGE MARGIN                                       5.70%
WEIGHTED AVERAGE ORIGINAL TERM (MOTHS)                          358
RANGE OF ORIGINAL TERMS                                       0-180                  1.02%
                                                            181-360                 98.98%
WEIGHTED AVERAGE REMAINING TERM                                 357                179-360
   (MONTHS)
WEIGHTED AVERAGE LIFE CAP                                    16.44%        14.75% - 19.50%
WEIGHTED AVERAGE PERIODIC CAP                                1.028%          1.00% - 1.50%
WEIGHTED AVERAGE FLOOR                                        9.47%         7.75% - 12.50%
WEIGHTED AVERAGE LTV                                         73.97%        27.28% - 90.00%
LIEN POSITION (FIRST/SECOND)                              100%/0.0%
PROPERTY TYPE
     SINGLE FAMILY DETACHED                                  86.76%
     TWO TO FOUR FAMILY                                       4.19%
     PLANNED URBAN DEVELOPMENT (PUD)                          3.99%
     CONDO/TOWNHOUSES                                         5.06%
OCCUPANCY STATUS
     OWNER OCCUPIED                                          89.68%
     NON OWNER OCCUPIED                                      10.32%



- --------------------------------------------------------------------------------

 THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND
    SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE
   FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS
AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
 SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY
   MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN
  AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
 BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER
    MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO
REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF
     THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE
     SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN
                            THE OFFERING DOCUMENT).


GEOGRAPHIC DISTRIBUTION
OTHER STATES ACCOUNT INDIVIDUALLY FOR LESS           CALIFORNIA                    34.87%
THAN 5% OF GROUP I PRINCIPAL BALANCE                   COLORADO                    11.49%
                                                           UTAH                     8.24%
                                                         HAWAII                     5.43%
                                                       MARYLAND                     5.43%
                                                         OREGON
                                                                                    5.32%

NEXT RATE ADJUSTMENT DATE                              6/1/1996                     0.14%
                                                       7/1/1996                     0.39%
                                                       8/1/1996                     1.40%
                                                       9/1/1996                    24.52%
                                                      10/1/1996                    34.61%
                                                      11/1/1996                    30.86%
                                                      12/1/1996                     6.42%
                                                       3/1/1999                     0.41%
                                                       4/1/1999                     0.62%
                                                       5/1/1999                     0.62%

ORIGINATION YEARS                                          1995                     0.81%
                                                           1996                    99.19%


CREDIT CLASS
                                                           A                       10.48%
                                                           A-                      66.97%
                                                           B                       15.67%
                                                           C                        5.69%
                                                           D                        1.19%




- --------------------------------------------------------------------------------

 THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND
    SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE
   FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS
AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
 SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY
   MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN
  AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
 BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER
    MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO
REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF
     THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE
     SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN
                            THE OFFERING DOCUMENT).

Collateral statistics for the Group II Initial Mortgage Loans are listed below as of the CUT-OFF DATE.

                                 GROUP II LOANS

TOTAL NUMBER OF LOANS                                           738
TOTAL OUTSTANDING LOAN BALANCE                       $70,629,127.31
     LEVEL PAY (% OF TOTAL)                                  99.58%
     BALLOON (% OF TOTAL)                                     0.42%
AVERAGE LOAN PRINCIPAL BALANCE                           $95,703.42
WEIGHTED AVERAGE COUPON                                      11.13%
WEIGHTED AVERAGE ORIGINAL TERM (MOTHS)                          343
RANGE OF ORIGINAL TERMS                                        0-120               0.12%
                                                             121-180                8.87%
                                                             181-240                0.16%
                                                             241-360               90.85%
WEIGHTED AVERAGE REMAINING TERM  (MONTHS)                        341               30-360
WEIGHTED AVERAGE CLTV                                         73.14%       14.71% - 95.0%
FIRST LIEN PERCENTAGE                                         98.06%
PROPERTY TYPE
         SINGLE FAMILY DETACHED                               89.87%
         TWO TO FOUR FAMILY                                    4.09%
         PLANNED URBAN DEVELOPMENT (PUD)                       2.78%
         CONDO/TOWNHOUSES                                      3.26%
OCCUPANCY STATUS

         OWNER OCCUPIED                                       91.47%
         NON OWNER OCCUPIED                                    8.53%



- --------------------------------------------------------------------------------

 THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND
    SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE
   FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS
AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
 SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY
   MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN
  AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
 BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER
    MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO
REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF
     THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE
     SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

COLLATERAL SUMMARY


GEOGRAPHIC DISTRIBUTION
OTHER STATES ACCOUNT INDIVIDUALLY FOR LESS           CALIFORNIA                   22.26%
THAN 5% OF GROUP II PRINCIPAL BALANCE                    OREGON                   12.40%
                                                     WASHINGTON                    9.48%
                                                        FLORIDA                    8.71%
                                                       MARYLAND                    5.12%

ORIGINATION YEARS                                          1989                    0.53%
                                                           1990         LESS THAN  0.01%
                                                           1991                    0.26%
                                                           1992                    0.50%
                                                           1993                    0.21%
                                                           1994                    0.62%
                                                           1995                    3.62%
                                                           1996                   94.26%


CREDIT CLASS
                                                     A                            18.02%
                                                     A-                           50.41%
                                                     B                            19.52%
                                                     C                             9.02%
                                                     D and CX                      3.04%





- --------------------------------------------------------------------------------

 THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND
    SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE
   FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS
AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
 SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY
   MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN
  AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
 BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER
    MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO
REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF
     THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE
     SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN
                            THE OFFERING DOCUMENT).

                      SOUTHERN PACIFIC SECURED ASSETS CORP.
                               MORTGAGE LOAN TRUST
                       SERIES 1996-2 CLASS A CERTIFICATES


            SPSAC 1996-2
            ----------------------------------------------------------
            $75,000,000 Class A-1 Floating Rate Certificates -  1M LIBOR +
            $36,890,000 Class A-2 Fixed Rate Certificates -          %
            $27,110,000 Class A-3 Fixed Rate Certificates -          %
            $12,280,000 Class A-4 Fixed Rate Certificates -          %
            $ 9,280,000 Class A-5 Fixed Rate Certificates -          %
            $ 9,440,000 Class A-6 Fixed Rate Certificates -          %

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY PSI BASED ON INFORMATION WITH RESPECT TO THE MORTGAGE LOANS PROVIDED BY THE SPONSOR. NEITHER THE SPONSOR NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSIONS (SEC). ALL ASSUMPTIONS AND INFORMATION IN THIS REPORT REFLECT PSI'S JUDGMENT AS OF THIS DATE AND ARE SUBJECT TO CHANGE. ALL ANALYSES ARE BASED ON CERTAIN ASSUMPTIONS NOTED HEREIN AND DIFFERENT ASSUMPTIONS COULD YIELD SUBSTANTIALLY DIFFERENT RESULTS. YOU ARE CAUTIONED THAT THERE IS NO UNIVERSALLY ACCEPTED METHOD FOR ANALYZING FINANCIAL INSTRUMENTS. YOU SHOULD REVIEW THE ASSUMPTIONS; THERE MAY BE DIFFERENCES BETWEEN THESE ASSUMPTIONS AND YOUR ACTUAL BUSINESS PRACTICES. FURTHER, PSI DOES NOT GUARANTEE ANY RESULTS AND THERE IS NO GUARANTEE AS TO THE LIQUIDITY OF THE INSTRUMENTS INVOLVED IN THIS ANALYSIS. THE DECISION TO ADOPT ANY STRATEGY REMAINS YOUR RESPONSIBILITY. PSI (OR ANY OF ITS AFFILIATES) OR
THEIR OFFICERS, DIRECTORS, ANALYSTS OR EMPLOYEES MAY HAVE POSITIONS IN SECURITIES, COMMODITIES OR DERIVATIVE INSTRUMENTS THEREON REFERRED TO HERE, AND MAY, AS PRINCIPAL OR AGENT, BUY OR SELL SUCH SECURITIES, COMMODITIES OR DERIVATIVE INSTRUMENTS. IN ADDITION, PSI MAY MAKE A MARKET IN THE SECURITIES REFERRED TO HEREIN. NEITHER THE INFORMATION NOR THE ASSUMPTIONS REFLECTED HEREIN SHALL BE CONSTRUED TO BE, OR CONSTITUTE, AN OFFER TO SELL OR BUY OR A SOLICITATION OF AN OFFER TO SELL OR BUY ANY SECURITIES, COMMODITIES OR DERIVATIVE INSTRUMENTS MENTIONED HEREIN. NO SALE OF ANY SECURITIES, COMMODITIES OR DERIVATIVE INSTRUMENTS SHOULD BE CONSUMMATED WITHOUT THE PURCHASER FIRST HAVING RECEIVED A PROSPECTUS AND, IF REQUIRED, PROSPECTUS SUPPLEMENT. FINALLY, PSI HAS NOT ADDRESSED THE LEGAL, ACCOUNTING AND TAX IMPLICATIONS OF THE ANALYSIS WITH RESPECT TO YOU, AND PSI STRONGLY URGES YOU TO SEEK ADVICE FROM YOUR COUNSEL, ACCOUNTANT AND TAX ADVISOR.

                      Southern Pacific Secured Assets Corp.
                               Mortgage Loan Trust
                       Series 1996-2 Class A Certificates

                                ALL CERTIFICATES

Title Of Securities:       Southern Pacific Secured Assets Corp. Mortgage Loan
                           Trust 1996-2,

                           Group I:  Class A-1 (the "Adjustable Rate
                                     Certificates")
                           Group II: Class A-2 though Class A-6 (the "Fixed Rate
                                     Certificates")

Prepayment
Assumption:                Pricing prepayment speed: 115% of the "Southern
                           Pacific prepay ramp". the Southern Pacific prepay ramp is assumed to be equal to a 12 month ramp beginning at 4.00% CPR in month 1 and increasing in equal monthly increments to 20.00% CPR. Actual prepayments may vary.

                               GROUP I:  FLOATING RATE CLASS
                               CLASS A-1
Approximate Face Amount:       75,000,000
Avg Life to 10% Call Date:     3.58 yrs
(approx.)
Avg. Life to Maturity (app.):  3.87 yrs
Pass-Through Rate:             [    %]
Price:                         [100%]
Spread:                        __ bps
Yield (CBE):                   [    %]
Day Count:                     act/360
Expected Maturity to Call:     8.90 yrs
(ast pricing speed)
Expected Maturity:             19.40 yrs
(ap pricing speed)
Stated Maturity:               3/25/26
(at 0 CPR):

                               GROUP II:  FIXED RATE CLASSES
                               CLASS A-2          CLASS A-3      CLASS A-4      CLASS A-5     CLASS A-6
                               ---------          ---------      ---------      ---------     ---------
Approximate Face Amount:       36,890,000         27,110,000     12,280,000     9,280,000     9,440,000
Avg Life to 10% Call Date:     1.08 yrs.          3.08 yrs       5.20 yrs       7.30 yrs      8.90 yrs
(appox.)
Avg. Life to Maturity          1.08 yrs.          3.08 yrs       5.20 yrs       7.30 yrs      11.62 yrs
(app.):
Pass-Through Rate:             1ML+__ bps         [    %]        [    %]        [    %]       [    %]
Price:                         [    ]             [    ]         [    ]         [    ]        [    ]
Spread:                        ____ bps           ___ bps        ___ bps        ___ bps       ___ bps
Yield (CBE):                   [     %]           [     %]       [     %]       [     %]      [     %]
Day Count:                     30/360             30/360         30/360         30/360        30/360
Expected Maturity to Call:     2.07 yrs           4.32 yrs       6.24 yrs       8.65 yrs      8.90 yrs
(at pricing speed)
Expected Maturity:             2.07 yrs           4.32 yrs       6.24 yrs       8.65 yrs      19.07 yrs
(at pricing speed)
Stated Maturity:               2/25/16            3/25/22        1/25/24        3/25/25       4/25/26
(at 0 CPR)


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      Southern Pacific Secured Assets Corp.
                               Mortgage Loan Trust
                       Series 1996-2 Class A Certificates

         FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED "DESCRIPTION OF THE CLASS A CERTIFICATES -- DISTRIBUTIONS"


Depositor:                 Southern Pacific Secured Assets Corp.

Seller:                    Southern Pacific Funding Corp.

Servicer:                  Advanta Mortgage Corp.

Servicer Fee:              50 bps per annum

Trustee:                   Bankers Trust Company of California, N.A.

Pricing Date:              May [23], 1996

Settlement Date:           May [31], 1996

Principal Paydown:         -   All Group I principal pays the Group I Floating
                               Rate Certificates (Class A-1 Certificates)
                           -   All Group II principal is passed through to the
                               Group II Fixed Rate Certificates (Classes A-2
                               through A-6) sequentially.

Flow of Funds:             GROUP I AND GROUP II MONTHLY CASH FLOWS

                           1) to each Servicer, any unreimbursed advance on a mortgage loan which is determined by the respective Servicer, in its good faith judgment, to not be ultimately recoverable from either any future collections on such mortgage loan or upon liquidation;
                           2)  to each Servicer, the Servicer Fee;
                           3)  to the Certificate Insurer, the Premium;
                           4)  to the Trustee, the Trustee Fee;

                           GROUP I MONTHLY CASH FLOWS

                           5) accrued monthly interest to the Class A-1 Certificates;
                           6)  monthly principal to the Class A-1 Certificates;
                           7)  to the Surety Provider, any unreimbursed draws;
                           8) to O/C up to its target amount as described below;
                           9)  to Subordinated Class S Certificate holder; and
                           10) to the Class R Certificate holder.

                           GROUP II MONTHLY CASH FLOWS

                           5) accrued monthly interest pro-rata to the Class A-2, A-3, A-4, A-5 and A-6 Certificates;
                           6) monthly principal sequentially to the Class A-2, A-3, A-4, A-5 and A-6 Certificates;
                           7)  to the Surety Provider, any unreimbursed draws;
                           8) to O/C up to its target amount as described below;
                           9)  to Subordinated Class S Certificate holder; and
                           10) to the Class R Certificate holders.


                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      Southern Pacific Secured Assets Corp.
                               Mortgage Loan Trust
                       Series 1996-2 Class A Certificates

Credit Enhancement:        A combination of:
                           -   Excess monthly cash flow
                           -   Overcollateralization
                           -   Cross-collateralization for losses due to credit
                               risk only not basis risk from interest rate index mismatch
                           -   100% wrap from MBIA guaranteeing timely interest
                               and ultimate principal.

Overcollateralization:     The credit enhancement provisions of the Trust are
                           intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Overcollateralization:     GROUP I
Levels (Approx.)
                           Initial O/C:     .00%              O/C Target:  3.60%
                           O/C Floor:       .50%

                           GROUP II
                           Initial O/C:     .00%              O/C Target:  2.25%
                           O/C Floor:       .50%

                           All O/C percentages are subject to step downs beginning in month 30 if certain tests are met.

Certificate Insurer:       MBIA Insurance Corporation ("MBIA")
                           MBIA's claims-paying ability is rated AAA/Aaa by Standard & Poor's and Moody's.

Certificate Insurance:     Timely payments of interest and ultimate payment of
                           principal on the Class A Certificates will be 100% guaranteed by MBIA.

Certificate Ratings:       The Class A Certificates will be rated AAA by
                           Standard & Poor's and Aaa by Moody's Investors
                           Service.

Clean-up Calls:            The Residual Holder has the option to exercise a call
                           when the aggregate principal balance of the Mortgage
                           Loans equals 10% or less of the original principal balance of the Mortgage Loans and the pre-funded
                           Mortgage Loans as of their respective Cut-Off Dates.

ERISA Consideration:       The Class A Certificates will be ERISA eligible after
                           the pre-funding period. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                           Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations: The Class A-1 Certificates will not be SMMEA eligible. The Class A-2, A-3, A-4, A-5 and A-6, Certificates will not be SMMEA eligible.

Taxation:                  REMIC.

Prospectus:                The Certificates are being offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:       Call the desk at (212) 778-2741, Jacqui Galdieri at
                           (212) 778-2612, Sean Low at (212) 778-2581 or Valerie
                           Kay at (212) 778-4127 with any questions.

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      SOUTHERN Pacific Secured Assets Corp.
                               Mortgage Loan Trust
                       Series 1996-2, Class A Certificates

- --------------------------------------------------------------------------------

                                     GROUP I
                     CLASS A-1 ADJUSTABLE RATE CERTIFICATES

Collateral:                Group One: Adjustable Rate, First Lien Mortgage
                           Loans. Approximately 1% of Group I bear interest at a fixed rate for approximately 3 years after origination; thereafter adjust semi-annually based upon 6 month LIBOR and subject to certain periodic interest rate caps and floors.

Approximate Face Amount:   $75,000,000

Average Life to Call:      3.58 years

Interest Payment:          actual/360

Pass-Through Rate:         The lesser of:
                                    1) One Month LIBOR + [   ] bps
                                    2) The Available Funds Cap

                           After the Clean-up Call, the lesser of:
                                    1) One Month LIBOR + [   ] bps (which is
                                       equal to 2x's the margin to the call)
                                    2) The Available Funds Cap

Available                  Funds Cap: A rate equal to a fraction, the numerator
                           of which is the total amount of interest due on the Mortgage Loans in Group I during the related
                           Remittance Period (net of Servicing Fee, the Premium
                           Amount and the Trustee Fee related to Group I) and the denominator of which is equal to the Certificate
                           Principal Amount of the Class A-1 Certificates on such Payment Date.

Yield:                     Variable

Expected Maturity
to Call:                   4/25/05 at pricing speed

Expected Maturity:         10/25/15 at pricing speed

Stated Maturity:           3/25/26 at 0 CPR

Coupon Step-Up:            If the Cleanup Call is not exercised, the coupon on
                           the Class A-1 Certificates shall be raised to 1M
                           LIBOR + [ ] bps subject to the Monthly Available
                           Funds Cap.

Pre-Funding Account:       On the closing date, approximately [$20,225,000] will
                           be deposited in a pre-funding account for the purchase of additional floating rate mortgage loans.
                           From the closing date until [June 25, 1996], the Trust intends to purchase mortgage loans up to the entire pre-funding amount. The additional mortgage loans, purchased with funds deposited in the pre-funding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus
                           Supplement.

                           Funds remaining in the pre-funding account will be distributed to the Class A-1 Certificateholders as prepayments on the [June, 1996] distribution date.

Payment Date:              The 25th day of each month or, if such day is not a
                           business day, the next succeeding business day, beginning on June 25, 1996.

Interest Accrual Period:   Interest will accrue from the 25th day of the
                           preceding month until the 24th day of the current month (from Payment Date to Payment Date).

Bond-Interest Adjustment:  The coupon rate on the Class A-1 Certificates will reset every month.

Collateral - Interest and
Payment Adjustments:       The interest rates and payments on the underlying
                           mortgage loans will generally adjust semi-annually.

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Residential 6mo LIBORs

==========================
             AVAILABLE
 PERIOD        FUNDS
==========================
      1          8.80%
- --------------------------
      2          8.83%
- --------------------------
      3          8.85%
- --------------------------
      4          8.89%
- --------------------------
      5          9.10%
- --------------------------
      6          9.13%
- --------------------------
      7          9.19%
- --------------------------
      8          9.52%
- --------------------------
      9          9.56%
- --------------------------
     10          9.65%
- --------------------------
     11          9.91%
- --------------------------
     12          9.94%
- --------------------------
     13         10.36%
- --------------------------
     14         10.59%
- --------------------------
     15         10.60%
- --------------------------
     16         10.62%
- --------------------------
     17         10.63%
- --------------------------
     18         10.64%
- --------------------------
     19         10.65%
- --------------------------
     20         10.67%
- --------------------------
     21         10.68%
- --------------------------
     22         10.69%
- --------------------------
     23         10.71%
- --------------------------
     24         10.72%
- --------------------------
     25         10.73%
- --------------------------
     26         10.75%
- --------------------------
     27         10.76%
- --------------------------
     28         10.78%
- --------------------------
     29         10.80%
- --------------------------
     30         10.81%
- --------------------------
     31         10.83%
- --------------------------
     32         10.85%
- --------------------------
     33         10.87%
- --------------------------
     34         10.88%
- --------------------------
     35         10.90%
- --------------------------
     36         10.94%
- --------------------------
     37         10.96%
- --------------------------
     38         10.98%
- --------------------------
     39         10.98%
- --------------------------
     40         10.98%
- --------------------------
     41         10.98%
- --------------------------
     42         10.98%
- --------------------------
     43         10.98%
- --------------------------
     44         10.98%
- --------------------------
     45         10.98%
- --------------------------
     46         10.98%
- --------------------------
     47         10.98%
- --------------------------
     48         10.98%
- --------------------------
     49         10.98%
- --------------------------
     50         10.98%
- --------------------------
     51         10.98%
- --------------------------
     52         10.98%
- --------------------------
     53         10.98%
- --------------------------
     54         10.98%
- --------------------------
     55         10.98%
- --------------------------
     56         10.98%
- --------------------------
     57         10.98%
- --------------------------
     58         10.98%
- --------------------------
     59         10.98%
- --------------------------
     60         10.98%
- --------------------------
     61         10.98%
- --------------------------
     62         10.98%
- --------------------------

     63         10.98%
- --------------------------
     64         10.98%
- --------------------------
     65         10.98%
- --------------------------
     66         10.98%
- --------------------------
     67         10.98%
- --------------------------
     68         10.98%
- --------------------------
     69         10.98%
- --------------------------
     70         10.98%
- --------------------------
     71         10.98%
- --------------------------
     72         10.98%
- --------------------------
     73         10.98%
- --------------------------
     74         10.98%
- --------------------------
     75         10.98%
- --------------------------
     76         10.98%
- --------------------------
     77         10.98%
- --------------------------
     78         10.98%
- --------------------------
     79         10.98%
- --------------------------
     80         10.98%
- --------------------------
     81         10.98%
- --------------------------
     82         10.98%
- --------------------------
     83         10.98%
- --------------------------
     84         10.98%
- --------------------------
     85         10.98%
- --------------------------
     86         10.98%
- --------------------------
     87         10.98%
- --------------------------
     88         10.98%
- --------------------------
     89         10.98%
- --------------------------
     90         10.98%
- --------------------------
     91         10.98%
- --------------------------
     92         10.98%
- --------------------------
     93         10.98%
- --------------------------
     94         10.98%
- --------------------------
     95         10.98%
- --------------------------
     96         10.98%
- --------------------------
     97         10.98%
- --------------------------
     98         10.98%
- --------------------------
     99         10.98%
- --------------------------
    100         10.98%
- --------------------------
    101         10.98%
- --------------------------
    102         10.98%
- --------------------------
    103         10.98%
- --------------------------
    104         10.98%
- --------------------------
    105         10.98%
- --------------------------
    106         10.98%
- --------------------------
    107         10.98%
==========================











         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      Southern Pacific Secured Assets Corp.
                               Mortgage Loan Trust
                       Series 1996-2 Class A Certificates

- --------------------------------------------------------------------------------

                                    GROUP II

                 CLASSES A-2 THROUGH A-6 FIXED RATE CERTIFICATES


Collateral:                    Group Two: Fixed Rate, First and Second Lien
                               Mortgage Loans.

Approximate Group Size:        $95,000,000

Approximate Class Sizes:        Class A-2     $36,890,000
                                Class A-3     $27,110,000
                                Class A-4     $12,280,000
                                Class A-5     $ 9,280,000
                                Class A-6     $ 9,440,000


Pre-Funding Account:           On the closing date, approximately [$24,375,000]
                               will be deposited in a pre-funding account for the purchase of additional fixed rate mortgage loans. From the closing date until [June 25, 1996], the Trust intends to purchase mortgage loans up to the entire pre-funding amount. The additional mortgage loans, purchased with funds deposited in the pre-funding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                               Funds remaining in the pre-funding account will be distributed to the Class A-2, A-3, A-4, A-5, and A-6 Certificateholders as prepayments based on the cash flow priority on the June, 1996 distribution date.

Payment Date:                  The 25th day of each month or, if such day is not
                               a business day, the next succeeding business day, beginning on June 25, 1996.

Payment Delay:                 24 days for Certificate Classes A-2 through A-6.

Interest Accrual
Period: Interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month for Certificate Classes A-2 through A-6.

                               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                               THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.